UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

AUGUST 10, 2017
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.
Form 8-K

Item 2.02.    Results of Operations and Financial Condition

The Registrant issued a Press Release on August 10, 2017 announcing the preliminary results for the fourth fiscal quarter ended June 30, 2017. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit
Description of Exhibit
99.1*
Press Release dated August 10, 2017

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: August 10, 2017	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO